Exhibit 10.63

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) dated as of December 11, 2007 by DOVER SADDLERY, INC., a Massachusetts corporation, SMITH BROTHERS, INC., a Texas corporation, DOVER SADDLERY DIRECT, INC., a Massachusetts corporation, DOVER SADDLERY RETAIL, INC., a Massachusetts corporation, OLD DOMINION ENTERPRISES, INC., a Virginia corporation, and the other direct and indirect subsidiaries of DOVER SADDLERY, INC., a Delaware corporation (“Borrower”) from time to time party hereto and identified in one or more Joinder Agreements, as defined below, (each a “Guarantor” and collectively, “Guarantors”), is executed in favor of BCA MEZZANINE FUND, L.P., a Delaware limited partnership, having an office at 1492 Turks Head Place, Providence, RI 02903 (“Lender”). Capitalized terms used but not expressly defined herein shall have the meanings assigned thereto in the Loan Agreement, as defined below.

R E C I T A L S

WHEREAS, Borrower and the Lender are parties to a Mezzanine Loan Agreement dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the “Loan Agreement”);

WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make a $5,000,000 term loan (a “Loan”) to the Borrower;

WHEREAS, each of the Guarantors and Borrower (collectively, the “Grantors”, individually a “Grantor” has determined that the execution, delivery and performance of this Agreement is necessary or convenient to the conduct, promotion or attainment of the business of, such Grantor.

WHEREAS, the Guarantors have jointly and severally guaranteed the repayment of the Loan by the Borrower and all of the other obligations of the Borrower under the Loan Agreement;

WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and the Lender making and maintaining the Loan to the Borrower that the Grantors shall have executed and delivered to Lender a security agreement providing for the grant to Lender, of a Lien on, and a security interest in, all personal property and fixtures of the Grantors.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make the Loan to the Borrower pursuant to the Loan Agreement, the Grantors hereby agree with Lender as follows:

SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are not otherwise defined herein, shall have the same meanings herein as set forth in the Loan Agreement or, if not defined in the Loan Agreement, then as to any such term which is defined in Article 9 of the Uniform Commercial Code, as in effect from time to time in State of Rhode Island (the “Code”), as defined in the Code. As used herein, the following terms have the following meanings:

“Cash Concentration Account” means the deposit account maintained by the Borrower at the Cash Concentration Account Bank, which deposit account shall be under the sole dominion and control of Lender.

“Cash Concentration Account Bank” means a bank mutually acceptable to the Borrower and Lender.

"Depository Accounts” means the lock-box or blocked depository accounts maintained by the Grantors for the collection of the cash of the Grantors and the proceeds from Receivables and the sale of the inventory of the Loan Parties.

“Joinder Agreement” means an agreement substantially in the form of Exhibit A hereto executed by a Guarantor.

SECTION 2. Grant of Security Interest. As collateral security for all of the Secured Obligations (as defined in Section 3 hereof), each of the Grantors hereby pledges, assigns and grants Lender a continuing security interest in, all such Grantor’s right, title and interest in and to all of the following personal property and all fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”):

(a) All fixtures and all tangible and intangible personal property, whether now owned or hereafter acquired, or in which such Grantor may now have or hereafter acquire an interest, including, without limitation, (i) all equipment including all machinery, tools and furniture, inventory and goods; (ii) all accounts, accounts receivable, other receivables, contract rights, chattel paper, choses in action, letter of credit rights, payment intangibles, software, and all other general intangibles (including, without limitation, trademarks, trademark registrations, trademark registration applications, servicemarks, servicemark registrations, servicemark registration applications, goodwill, tradenames, trade secrets, patents, patent applications, leases, licenses, permits, copyrights, copyright registrations, copyright registration applications, any other proprietary rights, exclusionary rights or intellectual property, and any renewals and extensions associated with any of the foregoing, as each of the foregoing may be secured under the laws now or hereafter in force and effect in the United States of America or any other jurisdiction); (iii) all instruments, documents, documents of title, policies and certificates of insurance, securities and other investment property, bank deposits, deposit accounts, checking accounts and cash; (iv) all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of, all of the foregoing, and (v) all books, records and documents relating to any of the foregoing, provided however, that if the granting of a security interest in any contract would violate the enforceable terms of such contract, then no security interest shall be deemed to be created in such contracts hereby.

(b) All Collateral consisting of accounts receivable, contract rights, instruments, chattel paper and general intangibles arising from the sale, delivery or provision of goods and/or services, including, without limitation, all documents, notes, drafts and acceptances, now owned as well as any and all thereof that may be hereafter acquired and in and to all returned or repossessed goods arising from or relating to any contract rights, accounts or other proceeds of any sale or other disposition of inventory, are sometimes hereinafter collectively called the “Receivables.”

SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred or acquired (the “Secured Obligations”):

(a) the prompt payment by each of the Grantors, as and when due and payable, of all obligations from time to time owing by such Grantor to Lender under the Loan Agreement, the Mezzanine Note, this Agreement or the other Mezzanine Loan Documents, including, without limitation (i) principal of and interest on the Loan (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of such Grantor or any other Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), (ii) in the case of any Grantor that is a Guarantor, all amounts from time to time owing by it in respect of its guaranty, including all obligations guaranteed by such Grantor, and (iii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Loan Agreement and any other Mezzanine Loan Documents; and

(b) the due performance and observance by each of the Grantors of all of such Grantor’s other obligations from time to time existing in respect of the Loan Agreement, the Mezzanine Note, this Agreement and all other Mezzanine Loan Documents.

SECTION 4. Representations and Warranties. The Grantors represent and warrant as follows:

(a) Except as disclosed in the Loan Agreement, there is no pending or threatened action, suit, proceeding or claim before any court or other governmental authority or any arbitrator, or any proceeding commenced with, or any order, judgment or award entered by, any court or other governmental authority or arbitrator, that may adversely affect the grant by any Grantor, or the perfection or priority, of the security interest purported to be created hereby in the Collateral, or the exercise by Lender of any of its rights or remedies hereunder.

(b) All taxes, assessments and other governmental charges imposed upon the Grantors or any property of the Grantors (including, without limitation, all federal income and social security taxes on employees’ wages) which have become due and payable on or prior to the date of this Agreement have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

(c) All equipment and inventory of the Grantors now existing is, and all equipment and inventory of the Grantors hereafter existing will be, located at the addresses specified therefor in Schedule 4(c) attached hereto (collectively, “Permitted Locations”). The principal place of business, chief executive office of each Grantor, the place where each Grantor keeps its records concerning Receivables and all originals of all chattel paper and other documents which constitute Receivables are located at the addresses specified therefor in Schedule 4(c). Schedule 4(c) also identifies with respect to each Grantor (i) the jurisdiction of organization of such Grantor as of the date of this Agreement, and, if different, any other jurisdiction under whose laws such Grantor was organized within the five year period immediately preceding the date of this Agreement, (ii) the organization number, if any, assigned to such Grantor by the jurisdiction of its organization, and (iii) such Grantor’s federal taxpayer identification number.

(d) None of the Grantors have granted any (i) licenses on any trademark owned by such Grantor (“Trademark Licenses”), (ii) licenses on any patent owned by such Grantor (“Patent Licenses”), or (iii) licenses on any copyright owned by such Grantor (“Copyright Licenses”).

(e) The Grantors own, or otherwise possess adequate rights to use, all of their trademarks, patents and copyrights necessary to conduct their business in substantially the same manner as conducted as of the date of this Agreement. Schedule 4(e) hereto sets forth a true and complete list of: (i) all trademarks (and applications therefor) and all Trademark Licenses owned or used by the Grantors as of the date of this Agreement; (ii) all issued patents, industrial design registrations, and applications therefor, and all Patent Licenses owned or used by the Grantors as of the date of this Agreement; and (iii) copyrights and Copyright Licenses owned or used by the Grantors as of the date of this Agreement. All of such copyrights, patents and trademarks are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, and, to the best knowledge of the Grantors, are valid and enforceable. Except as set forth on Schedule 4(e), none of such copyrights, patents or trademarks is the subject of any licensing or franchising agreement. None of the Grantors has any knowledge of any conflict with the rights of others to any trademark, patent or copyright and, to the best knowledge of the Grantors, no Grantor is now infringing or in conflict with any such rights of others in any material respect, and, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by any Grantor.

(f) The Grantors are and will be at all times the sole and exclusive owners of the Collateral free and clear of any lien, claim, security interest, charge or other encumbrance of any kind with full authority to sell, transfer and grant a security interest in, each item of Collateral, except for Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed with respect to Permitted Liens.

(g) The exercise by Lender of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantors or any of their properties and will not result in or require the creation of any Lien, upon or with respect to any of their properties.

(h) This Agreement creates valid Liens on the Collateral, in favor of Lender in the Collateral as security for the Secured Obligations, subject only to Permitted Liens, which will be perfected, security interests junior to the security interests in favor of Senior Lender, subject only to Permitted Liens.

SECTION 5. Covenants as to the Collateral. So long as any of the Secured Obligations shall remain outstanding, unless Lender shall otherwise consent in writing:

(a) Further Assurances. The Grantors will at their expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Lender may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously, at the request of Lender, such Grantor’s chattel paper with a legend, in form and substance satisfactory to Lender, indicating that such chattel paper is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to Lender hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to Lender, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Lender may request in order to perfect and preserve the security interest purported to be created hereby, and (D) furnishing to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(b) Location of equipment and inventory. (i) The Grantors will keep the equipment and inventory (other than used equipment and inventory sold in the ordinary course of business in accordance with Section 5(g)) at the Permitted Locations, or, upon not less than 30 days’ prior written notice to Lender indicating each new location of the equipment and inventory, at such other locations as the Grantors may elect, provided that () all action has been taken to grant Lender a perfected, security interests junior to the security interests in favor of Senior Lender in such equipment and inventory, and (ii) Lender’s rights in such equipment and inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such equipment and inventory, are not adversely affected. The Grantors will permit equipment and inventory inspections by Lender at any reasonable time, wherever located.

(ii) The Grantors shall maintain accurate inventory records and shall take such physical inventory counts as may be required for such purpose or as Lender may reasonably request.

(iii) If any inventory or equipment is in the possession or control of any Grantor’s agents or any other third party (including bailees and warehousemen and the operators of pipelines and storage facilities), such Grantor will, (A) notify such agents or third parties of Lender’s security interest therein; (B) instruct them to hold all such inventory or equipment for Lender’s and such Grantor’s account and subject to Lender’s instructions; and (C) obtain a written acknowledgement from them that they are holding all such inventory or equipment for Lender’s account.

(iv) If any inventory or equipment is stored with any third party, the Grantors shall cause all documents, instruments and certificates as Lender may from time to time reasonably require related to such inventory and equipment to be delivered to Lender, and the Grantors shall take or cause to be taken all such other actions as Lender may from time to time require in connection with its security interest in such inventory or equipment.

(v) If requested by Lender, each Grantor shall, (i) within ten (10) days after request by Lender, in the case of equipment owned at the time of such request, and (ii) unless otherwise directed by Lender, within ten (10) days of acquiring any other equipment, deliver to Lender any and all certificates of title, applications for title or similar evidence of ownership of such equipment and, at the request of Lender, shall cause Lender to be named as lienholder on any such certificate of title or other evidence of ownership.

(c) Condition of equipment. The Grantors will, at their expense, cause the equipment to be maintained and preserved in good repair, working order and condition in accordance with any manufacturer’s manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any equipment as quickly as practicable after the occurrence thereof, make or cause to be made all of the appropriate repairs, renewals, replacements and other improvements in connection therewith which are necessary or desirable or which Lender may request to such end. The Grantors will promptly furnish to Lender a statement describing in reasonable detail any loss or damage to any equipment or inventory (singly or in the aggregate during any fiscal year of the Borrower) that is not covered by insurance in excess of $100,000 during any fiscal year of the Borrower.

(d) Taxes, Etc. The Grantors will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the equipment and inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP, have been set aside for the payment thereof.

(e) Insurance. (i) The Grantors will, at their own expense, maintain or cause to be maintained with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the equipment and inventory, in such amounts and covering such risks, as is required by any governmental authority or other regulatory body having jurisdiction with respect thereto and as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in such form and with such insurers as shall be satisfactory to Lender. Each policy covering the Collateral shall provide for all losses to be paid on behalf of Lender and the applicable Grantors as their respective interests may appear. After the occurrence of an Event of Default which is continuing, Lender shall have the right to settle and make adjustments with respect to losses under any insurance policy covering property damage and shall be entitled to direct the insurer to pay proceeds of such insurance directly to Lender. Each such policy shall in addition (A) name the applicable Grantors and Lender as insured parties thereunder (without any representation or warranty by or obligation upon Lender) as their interests may appear, (B) in the case of each policy for property damage insurance, name Lender as loss payee thereunder, (C) contain the agreement by the insurer that any loss thereunder shall be payable to Lender on its own account notwithstanding any action, inaction or breach of representation or warranty by the Grantors, (D) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto, and (E) provide that at least thirty (30) days prior written notice of cancellation or of lapse shall be given to Lender by the insurer. The Grantors will, if so requested by Lender, deliver to Lender original or duplicate policies of such insurance and, as often as Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. If requested by Lender after the occurrence of an Event of Default which is continuing, the Grantors will also, at the request of Lender, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment. In the event of failure by the Grantors to provide and maintain insurance as herein provided, Lender may at its option, provide such insurance and charge the amount thereof to the Grantors. The Grantors shall furnish Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

(ii) Payment under any liability insurance maintained by the Grantors pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. After an Event of Default which is continuing, all insurance payments in respect of such equipment or inventory shall be paid to Lender and applied as specified in Section 7(b) hereof.

(f) Name/Organization, etc.; Changes; Collection of Receivables. (i) The Grantors will (A) give Lender at least thirty (30) days prior written notice of any change in a Grantor’s name, place of chief executive office, jurisdiction of organization, identity or organizational structure, and (B) keep adequate records concerning the Receivables and such chattel paper and permit representatives of Lender at any time to inspect and make abstracts from such records and chattel paper in accordance with the Loan Agreement.

(ii) The Grantors will duly perform and observe all of their obligations under each material contract and, except as otherwise provided in this subsection (f), continue to collect, at their own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantors may (and, at Lender’s direction, will) take such action as the Grantors or Lender may deem necessary or advisable to enforce collection or performance of the Receivables.

(g) Transfers and Other Liens.

(i) Except as otherwise permitted by the Loan Agreement, the Grantors will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except for sales and leases of inventory and licenses of general intangibles in the ordinary course of business and, so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

(ii) The Grantors will not create or suffer to exist any Lien upon or with respect to any Collateral except for Permitted Liens.

(h) Trademarks, Patents and Copyrights.

(i) With respect to any registered trademark, patent or copyright owned by any Grantor which registered trademark(s), patent(s) or copyright(s) are set forth on Exhibit B attached hereto, such Grantor has duly executed and delivered the Collateral Assignment for Security (trademarks), the Assignment for Security (patents), the Collateral Assignment for Security (copyrights) in the forms attached hereto as Exhibits C, D and E respectively. With respect to any Trademark License, Patent License or Copyright License, each such license will set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there will be no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantors or any of their Affiliates in respect thereof. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of its trademarks, patents and copyrights in full force and effect, including, without limitation, using the proper statutory notices and markings and using such trademarks on each applicable trademark class of goods in order to so maintain such trademarks in full force free from any claim of abandonment for non-use, and employing all of its trademarks and patents with appropriate notice of registration, and the Grantors will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any trademark or copyright may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, the Grantors shall not have any obligation to use or to maintain any trademark, patent or copyright (A) that relates solely to any product that has been, or is in the process of being, assigned, discontinued, abandoned or terminated, (B) that is being replaced with a trademark, patent or copyright substantially similar to the trademark, patent or copyright that may be abandoned or otherwise become invalid, so long as such replacement trademark, patent or copyright is subject to the Lien created by this Agreement, or (C) that is substantially the same as another trademark or copyright, as the case may be, or patent that is in full force, so long as such other trademark or copyright, as the case may be, or patent is subject to the Lien created by this Agreement. The Grantors will cause to be taken all necessary steps in any proceeding before the USPTO and the United States Copyright Office to prosecute and maintain each application and registration of the trademarks, patents and the copyrights (other than those trademarks, patents or copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any such trademark, patent or copyright of the Grantors is infringed, misappropriated or diluted in any material respect by a third party, the Grantors shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify Lender and (y) to the extent that the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such trademark, patent or copyright.

(ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee thereof, file an application for the registration of any trademark or copyright or the issuance of any patent with the USPTO or the United States Copyright Office, unless it gives Lender prior written notice thereof. Upon request of Lender, the Grantors shall execute and deliver any and all assignments, agreements, instruments, documents and papers as Lender may reasonably request to evidence Lender’s security interest hereunder in such trademark, patent or copyright, and the general intangibles of the Grantors relating thereto or represented thereby, and the Grantors hereby constitute Lender their attorney-in-fact, upon the occurrence and during the continuance of an Event of Default, to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the repayment of all of the Secured Obligations in full and the termination of each of the Mezzanine Loan Documents.

(iii) If any Grantor shall at any time own, use or possess the right to use any registered copyright, the Grantors shall promptly notify Lender thereof and shall execute such documents (including any assignment for security of copyrights to be filed with the United States Copyright Office) and do such acts as shall be necessary or, in the judgment of Lender, desirable to subject such copyrights to the Lien of this Agreement.

(i) Inspection and Reporting. Except as otherwise set forth in the Loan Agreement, the Grantors shall permit Lender, or any agents or representatives of Lender or such professionals or other Persons as Lender may designate (i) to examine and inspect the books and records of the Grantors and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, deposit accounts and other assets of the Grantors from time to time, and (iii) to conduct physical inventory appraisals and/or valuations, provided that, in the absence of a continuing Event of Default, all such actions described in clauses (i) through (iii) above shall be conducted at reasonable times and during normal business hours. In addition, the Grantors shall forward to Lender copies of any notices or communications received or made by the Grantors with respect to the Collateral, all in such manner as Lender may reasonably require.

(j) Landlord Waivers. Contemporaneously with the execution by any Grantor of any lease of real property (other than any temporary location used in connection with the Grantor’s construction business) at which (i) any inventory, or (ii) any equipment, in either case having a fair market value in excess of $50,000 in the aggregate, is located, such Grantor shall deliver to the Lender a landlord waiver in a form reasonably acceptable to Lender, duly executed by the Lessor under such lease.

SECTION 6. The Cash Concentration Account. Subject to any prior rights of Senior Lender, the Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any such Receivables of the assignment of such Receivables to Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantors thereunder directly to Lender or its designated agent and, upon such notification and at the expense of the Grantors and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantors might have done. After receipt by the Grantors of a notice from Lender that Lender has notified or intends to notify the account debtors or obligors under any Receivables as referred to in the proviso to the immediately preceding sentence, then (A) all amounts and proceeds (including instruments) received by the Grantors in respect of any Receivables shall be received in trust for the benefit of Lender hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be applied to the Secured Obligations, and (B) the Grantors will not adjust, settle or compromise the amount or payment of any Receivable or release in whole or in part any account debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantors to such address as Lender may designate and to do all other acts and things necessary or desirable to effect the purposes of this Agreement.

(b) At the election of the Lender upon an Event of Default, the Cash Concentration Account shall be established in the name and under the control of Lender into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to Lender pursuant to subsection (c) of this Section 6 or any other provision of this Agreement or any Mortgage/Deed of Trust to which any Grantor is a party. Any income received by Lender with respect to the balance from time to time standing to the credit of the Cash Concentration Account, including any interest or capital gains thereon, shall remain, or be deposited, in the Cash Concentration Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Concentration Account together with any investments from time to time made pursuant to subsection (e) of this Section 6 shall vest in Lender, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

(c) Upon the request of Lender after an Event of Default, each Grantor shall instruct all account debtors and other Persons obligated in respect of all Receivables to make all payments in respect of the Receivables either (i) directly to Lender (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of Lender) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Notification Letter in a form reasonably acceptable to Lender duly executed by a Grantor and such bank or under other arrangements, in form and substance satisfactory to Lender, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to Lender for deposit into the Cash Concentration Account or as Lender may otherwise instruct such bank. All such payments made to Lender shall be deposited in the Cash Concentration Account. In addition to the foregoing, each Grantor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Receivables) shall be received by it, such Grantor shall as promptly as possible deposit such proceeds into the Cash Concentration Account. Until so deposited, all such proceeds shall be held in trust by each Grantor for and as the property of Lender and the Lenders and shall not be commingled with any other funds or property of such Grantor.

SECTION 7. Additional Provisions Concerning the Collateral.

(a) The Grantors hereby authorize Lender to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

(b) The Grantors hereby irrevocably appoint Lender or its designee on behalf of Lender the Grantors’ attorney-in-fact and proxy, with full authority in the place and stead of the Grantors and in the name of the Grantors or otherwise, from time to time in Lender’s discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantors under Section 5(f)) including, without limitation, (i) to obtain and adjust insurance required to be paid to Lender pursuant to Section 5(e), (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, assign and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Lender with respect to any Collateral; provided that Lender agrees that, except upon the occurrence and during the continuance of an Event of Default, it will forebear from exercising the power of attorney or any other rights granted to Lender pursuant to this Section 7(b). All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law. This power is coupled with an interest and is irrevocable until all of the Secured Obligations are paid in full.

(c) For the purpose of enabling Lender to exercise rights and remedies under this Agreement at such time as Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantors hereby grant to Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, assign, license or sublicense any of the patents, trademarks or copyrights now owned or hereafter acquired by the Grantors, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Loan Agreement that limit the right of the Grantors to dispose of their property, and Section 5(h) of this Agreement, so long as no Event of Default shall have occurred and be continuing, the Grantors may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the patents, trademarks or copyrights in the ordinary course of the business of the Grantors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, Lender shall from time to time, upon the request of the Grantors, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantors shall have certified are appropriate (in their judgment) to allow the Grantors to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any patents, trademarks or copyrights). Further, upon the payment in full of all Secured Obligations, Lender (subject to Section 12(e)) shall release and reassign to the Grantors all of Lender’s right, title and interest in and to the patents, trademarks and copyrights, and licenses thereon, all without recourse, representation and warranty. The exercise of rights and remedies hereunder by Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantors or granted by the Grantors in accordance with the second sentence of this clause (c). The Grantors hereby release Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Lender under the powers of attorney granted herein other than actions taken or omitted to be taken through Lender’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d) If the Grantors fail to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantors or Lender, and the expenses of Lender incurred in connection therewith shall be payable by the Grantors pursuant to Section 9.

(e) The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f) Anything herein to the contrary notwithstanding (i) the Grantors shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of their obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of its rights hereunder shall not release the Grantors from their obligations under the Licenses or otherwise in respect of the Collateral, and (iii) Lender shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall Lender be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 8. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a) The Lender may exercise in respect of the Collateral, or any part thereof, in addition to other rights and remedies provided for herein, in the Loan Agreement or in the Mezzanine Loan Documents or otherwise available to it, all of the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including without limitation transfer into Lender’s name or into the name of its nominee or nominees (to the extent Lender has not theretofore done so) and thereafter receive all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Grantors to, and the Grantors hereby agree that they will at their expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place or places to be designated by Lender which is reasonably convenient to all parties, and Lender may enter into and occupy any premises owned or leased by the Grantors where the Collateral of any part thereof is located or assembled for a reasonable period in order to effectuate Lender’s rights and remedies hereunder or under law, without obligation to the Grantors in respect of such occupation, and (iii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. The Grantors agree that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and Lender shall not be obligated to clean-up or otherwise prepare the Collateral for sale. The Lender may specifically disclaim any warranties of title, possession, quiet enjoyment or the like in its disposition of Collateral hereunder. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantors hereby waive any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree and waive all rights which the Grantors may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from Lender, the Grantors shall cease any use of the trademarks, patents and copyrights or any mark similar thereto for any purpose described in such notice; (ii) Lender may, at any time and from time to time, upon ten (10) days prior notice to the Grantors, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the trademarks, patents and copyrights of the Grantors, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine; and (iii) Lender may, at any time, pursuant to the authority granted in Section 7, execute and deliver on behalf of the Grantors, one or more instruments of assignment of the trademarks, patents and copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b) The Grantors agree that it is not commercially unreasonable for Lender to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.

(c) Any Cash and Cash Equivalents held by Lender as Collateral and all proceeds received by Lender in respect of any sale or collection from, or other realization upon, all or any part of the Collateral, after payment from such proceeds of Lender’s out-of-pocket costs and expenses in connection with such sale, including, without limitation reasonable attorneys’ fees and expenses, may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against, all or any part of the Secured Obligations in such manner as Lender may elect in its sole discretion.

(d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Lender is legally entitled, the Grantors shall be liable for the deficiency, together with interest thereon at the Default Rate or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by Lender to collect such deficiency.

(e) The Lender may at any time and from time to time employ and maintain in the premises of the Grantors one or more custodians selected by Lender who shall have full authority to do all acts necessary or desirable to protect Lender’s interests hereunder. The Grantors hereby agree to cooperate with any such custodian and to do whatever Lender may reasonably request to preserve the Collateral. All costs and expenses incurred by Lender, by reason of the employment of the custodian, shall be payable by the Grantors pursuant to Section 9.

(f) Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any Person primarily or secondarily liable, to the acceptance of partial payment thereof, all in such manner and at such time or times as Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody obligations. Each Grantor further waives any and all other suretyship defenses.

(g) The Lender shall not be required to marshal any present or future collateral security from or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefit of all such laws.

SECTION 9. Indemnity and Expenses.

(a) The Grantors agree to indemnify and hold Lender, its Affiliates and each officer, director and agent of Lender, or any of its Affiliates (the “Indemnitees”) harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from an Indemnitee’s gross negligence or willful misconduct as determined by a final determination of a court of competent jurisdiction.

(b) Without limiting the generality of the foregoing, the Grantors will upon demand, subject to any limitations set forth in the Loan Agreement, pay to each Indemnitee (i) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for such Indemnitee and of any experts and agents (including, without limitation, any Person which may act as agent of such Indemnitee), which such Indemnitee may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or operation of the Collateral and (ii) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for such Indemnitee and of any experts and agents (including, without limitation, any Person which may act as agent of such Indemnitee), which such Indemnitee may incur in connection with (A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of such Indemnitee hereunder, or (C) the failure by the Grantors to perform or observe any of the provisions hereof.

SECTION 10. Application of Proceeds.

(a) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Cash Concentration Account shall be applied by Lender in the following order of priorities:

first, to payment of the expenses of such sale or other realization including reasonable compensation to agents and counsel for Lender, and all expenses, liabilities and advances incurred or made by Lender in connection therewith, and any other unreimbursed expenses for which Lender is to be reimbursed pursuant to the Loan Agreement or under any other Mezzanine Loan Document and unpaid fees owing to Lender under the Loan Agreement;

second, to the ratable payment of accrued but unpaid interest on the Loan and all fees due and payable under the Loan Agreement and any of the Mezzanine Loan Documents in accordance with their terms;

third, to the ratable payment of unpaid principal of the Loan;

fourth, to the ratable payment of all other amounts payable under the Loan Agreement and the other Mezzanine Loan Documents; and

finally, to payment to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Lender may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b) In making the determination and allocations required by this Section, Lender may rely upon information supplied by the Senior Lender as to the amounts of the Secured Obligations held by them, and Lender shall have no liability to Senior Lender for actions taken in reliance on such information. All distributions made by Lender pursuant to this Section shall be final and Lender shall have no duty to inquire as to the application by the Lenders of any amount distributed to them.

(c) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests are enforced with respect to some, but not all, of the Secured Obligations, Lender shall nonetheless apply the proceeds to all the Secured Obligations, in the proportions and subject to the priorities specified in this Section. To the extent that Lender distributes proceeds collected with respect to one Secured Obligation to or on behalf of the holder of another Secured Obligation, the holder of the former Secured Obligation shall be deemed to have purchased a participation in the latter Secured Obligation, or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Grantors, to them at the address specified in the Loan Agreement; and if to Lender, to it at its address specified in the Loan Agreement; or as to any such Person or Persons at such other address as shall be designated by such Person or Persons in a written notice to such other person or persons complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, when received or three (3) Business Days after deposited in the mail, whichever first occurs (ii) if telecopied, when transmitted and a confirmation is received, or (iii) if delivered, upon delivery.

SECTION 12. Joint and Several. All of the obligations of the Grantors under this Agreement are joint and several. The Lender may, in its sole and absolute discretion, enforce any of the provisions hereof against one or more of the Grantors and shall not be required to proceed against all of the Grantors jointly or seek payment from the Grantors ratably. In addition, Lender may, in its sole and absolute discretion, select the Collateral of one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by Lender shall not release or discharge any of the other Grantors from the obligations of such Person hereunder.

SECTION 13. Set-off Rights. Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Secured Obligations upon the occurrence of an Event of Default, Lender may at any time and from time to time, without notice to any Grantor (any such notice being expressly waived by each Grantor) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from Lender to such Grantor or subject to withdrawal by such Grantor and any other property of such Grantor at any time in the possession or control of Lender against any Secured Obligations, whether or not Lender shall have made any demand for such Secured Obligations and although such Secured Obligations may be contingent or unmatured.

SECTION 14. Miscellaneous.

(a) No amendment of any provision of this Agreement (expressly excluding any Joinder Agreement) shall be effective unless it is in writing and signed by the Grantors and Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Mezzanine Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Lender provided herein and in the other Mezzanine Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Lender under any Mezzanine Loan Document against any party thereto are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Mezzanine Loan Document against such party or against any other Person.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Secured Obligations, and (ii) be binding on the Grantors and their successors and assigns, except that the Grantors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender, and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantors, Lender, may assign or otherwise transfer its rights under this Agreement and any other Mezzanine Loan Document to any other Person pursuant to the terms of the Loan Agreement and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Lender, herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to Lender shall mean the assignee of Lender. None of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of Lender, and any such assignment or transfer shall be null and void.

(e) Upon the satisfaction in full of all Secured Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) Lender will, upon the Grantors’ request and at the Grantors’ cost and expense, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF RHODE ISLAND WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES, EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF RHODE ISLAND.

(g) This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the matters addressed herein.

(h) All representations and warranties of the Grantors contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement, the Loan Agreement or any other Mezzanine Loan Document, any investigation by Lender or the making of the Loan. All covenants and agreements of the Grantors contained herein shall continue in full force and effect from and after the date hereof and until the indefeasible payment in full of the Secured Obligations.

(i) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j) EACH OF THE GRANTORS, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTE OR ANY OTHER FINANCING DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTY OR THE GRANTORS IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ENTER INTO THE CREDIT AGREEMENT AND MAKE LOANS THEREUNDER. Except as prohibited by law, each Grantor waives any right which it may have to claim or recover in ant litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to actual damages. The Grantor (i) certifies that neither Lender nor any representative, agent or attorney of Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan Agreement, Lender is relying upon, among other things, the waivers and certifications contained herein.

(k) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Grantors have caused this Agreement to be executed by their respective officers thereunto duly authorized as an instrument under seal, as of the date first above written.

BORROWER:
WITNESSED AS TO ALL SIGNATURES:	DOVER SADDLERY, INC. a Delaware corporation By:
Name:
Print/Type Name	Title:
GUARANTORS:
DOVER SADDLERY, INC. a Massachusetts corporation By:
Name:
Title:
DOVER SADDLERY RETAIL, INC. a Massachusetts corporation By:
Name:
Title:
DOVER SADDLERY DIRECT, INC. a Massachusetts corporation By:
Name:
Title:
OLD DOMINION ENTERPRISES, INC. a Virginia corporation By:
Name:
Title:
SMITH BROTHERS, INC. a Texas corporation By:
Name:
Title:

EXHIBIT A

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of the      day      , 200     (this “Agreement”), to the Security Agreement referred to below is entered into by and between [NAME- OF ADDITIONAL GUARANTOR], a      (the “Additional Guarantor”), and BCA Mezzanine Fund, L.P., a Delaware limited partnership (“Lender”) Capitalized terms used but not expressly defined herein shall have the meanings assigned thereto in the Loan Agreement, defined below.

R E C I T A L S

WHEREAS, pursuant to the Mezzanine Loan Agreement dated as of October      , 2007 among      , a      corporation (“Borrower”), Lender, as amended, supplemented, restated or otherwise modified from time to time (the “Loan Agreement”), the Lender had agreed to make Loan to Borrower and such Loan, and all other obligations of Borrower under the Loan Agreement and the other Mezzanine Loan Documents, are secured by Borrower and Guarantors pursuant to a Security Agreement dated December      , 2007 (as amended, supplemented, restated or otherwise modified from time to time the “Security Agreement”).

WHEREAS, the Additional Guarantor is becoming a Guarantor by, among other things, executing and delivering this Agreement to the Lender;

WHEREAS, the Additional Guarantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, the Additional Guarantor.

WHEREAS, the Additional Guarantor acknowledges that the Additional Guarantor will derive substantial benefit from the extensions of credit to Borrower by the Lender;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Joinder of Additional Guarantor. (a) By its execution of this Agreement, the Additional Guarantor hereby (i) confirms that the representations and warranties contained in Article IV of the Loan Agreement are true and correct as to the Additional Guarantor as of the effective date of this Agreement (except to the extent that such representations and warranties relate solely to or are expressly made as of an earlier date), and (ii) agrees that, from and after the effective date of this Agreement, the Additional Guarantor shall be a party to the Security Agreement and shall be bound, as a Guarantor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Guarantor hereby agrees that from and after the effective date of this Agreement each reference to a “Guarantor” or the “Guarantors” in the Loan Agreement or any other Mezzanine Loan Document shall include the Additional Guarantor. The Additional Guarantor acknowledges that it has received a copy of the Loan Agreement and each other Mezzanine Loan Document and that it has read and understands the terms thereof.

(B) ATTACHED HERETO ARE UPDATED COPIES OF EACH SCHEDULE TO THE CREDIT AGREEMENT REVISED TO INCLUDE ALL INFORMATION REQUIRED TO BE PROVIDED THEREIN WITH RESPECT TO, AND ONLY WITH RESPECT TO, THE ADDITIONAL GUARANTOR. THE SCHEDULES TO THE CREDIT AGREEMENT SHALL, WITHOUT FURTHER ACTION, BE AMENDED TO INCLUDE THE INFORMATION CONTAINED IN EACH SUCH UPDATE.

2. Effectiveness. This Agreement shall become effective upon receipt by Lender of (i) original counterparts to this Agreement, duly executed by the Additional Guarantor and acknowledged by Borrower, together with the Schedules referred to in Section 1(b) hereof and any cash, promissory notes, chattel paper, instruments of assignment or other assets or documents required to be delivered hereunder, (ii) a joinder agreement to the Subsidiary Guarantee Agreement dated December       , 2007 (the “Joinder Agreement to the Subsidiary Guarantee Agreement”), duly executed by the Additional Guarantor and acknowledged by Borrower, (iii) if requested by Lender, a favorable written opinion of counsel to the Additional Guarantor as to such matters as Lender may request; and (iv) such other documents and instruments are Lender may reasonably request of Additional Guarantor or Borrower hereunder.

3. General Provisions.

(a) Except as supplemented hereby, the Loan Agreement and each other Mezzanine Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or (ii) to prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Agreement or the other Mezzanine Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

(b) By its acknowledgement hereof, Borrower agrees to pay or reimburse Lender for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel.

(c) This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(d) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADDITIONAL GUARANTOR:

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

The execution and delivery of the foregoing Joinder Agreement dated      , 200     in favor of BCA Mezzanine Fund, L.P., by the above-named Additional Guarantor is hereby ratified and acknowledged by Dover Saddlery, Inc., the owner of one hundred percent (100%) of the issued and outstanding shares of each such Additional Guarantor.

DOVER SADDLERY, INC.
By:

WITNESS:	Name:
Print/Type Full Name	Title:
Date:

EXHIBIT B

Trademark Registrations

Mark	Jurisdiction	Registration or Serial No.	Date of Registration

EXHIBIT C

COLLATERAL ASSIGNMENT FOR SECURITY

(TRADEMARKS)

WHEREAS, the signatory hereto (the “Assignor”) has adopted, used and is using the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the USPTO (the “trademarks”);

WHEREAS, the Assignor has entered into a Security Agreement, dated as of      ,      (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the “Security Agreement”), in favor of BCA Mezzanine Fund, L.P. (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has pledged and assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the trademarks together with, among other things, the good-will of the business symbolized by the trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby pledge and assign to the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the terms and conditions of the Assignee’s security interest and the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of      ,      .

ASSIGNOR:

[Name of Assignor]

By:
Name:
Title:

STATE OF

ss.:

COUNTY OF

On this      day of      , 200     , before me personally came      , to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the      of the corporation designated as an “Assignor” on the foregoing instrument, and that s/he executed the foregoing instrument in the firm name of such corporation, and that s/he had authority to sign the same, and s/he acknowledged to me that s/he executed the same as the act and deed of said corporation for the uses and purposes therein mentioned.

SCHEDULE 1A TO COLLATERAL ASSIGNMENT FOR SECURITY

(TRADEMARKS AND TRADEMARK APPLICATIONS)

EXHIBIT D

COLLATERAL ASSIGNMENT FOR SECURITY

(PATENTS)

WHEREAS, the signatory hereto (the “Assignor”) holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the USPTO (the “patents”);

WHEREAS, the Assignor has entered into a Security Agreement, dated as of      ,       (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the “Security Agreement”), in favor of BCA Mezzanine Fund, L.P. (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has pledged and assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby pledge and assign to the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the terms and conditions of the Assignee’s security interest and the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of      ,      .

ASSIGNOR:

[Name of Assignor]

By:
Name:
Title:

STATE OF

ss.:

COUNTY OF

On this      day of      , 200     , before me personally came      , to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the      of the corporation designated as an “Assignor” on the foregoing instrument, and that s/he executed the foregoing instrument in the firm name of such corporation, and that s/he had authority to sign the same, and s/he acknowledged to me that s/he executed the same as the act and deed of said corporation for the uses and purposes therein mentioned.

SCHEDULE 1A TO COLLATERAL ASSIGNMENT FOR SECURITY

(PATENTS AND PATENT APPLICATIONS)

EXHIBIT E

COLLATERAL ASSIGNMENT FOR SECURITY

(COPYRIGHTS)

WHEREAS, the signatory hereto (the “Assignor”) holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the “copyrights”);

WHEREAS, the Assignor has entered into a Security Agreement, dated as of      ,       (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the “Security Agreement”), in favor of BCA Mezzanine Fund, L.P. (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has pledged and assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the copyrights and the registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby pledge and assign to the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the terms and conditions of the Assignee’s security interest and the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of      ,      .

ASSIGNOR:

[Name of Assignor]

By:

Name:
		Title:	`

STATE OF	ss.:

COUNTY OF

On this      day of      , 200     , before me personally came      , to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the      of the corporation designated as an “Assignor” on the foregoing instrument, and that s/he executed the foregoing instrument in the firm name of such corporation, and that s/he had authority to sign the same, and s/he acknowledged to me that s/he executed the same as the act and deed of said corporation for the uses and purposes therein mentioned.

SCHEDULE 1A TO COLLATERAL ASSIGNMENT FOR SECURITY

(COPYRIGHTS AND COPYRIGHT APPLICATIONS)

Schedule 4(c)

Schedule 4(e)